EXHIBIT 10.6E

FOURTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 14, 2009 but shall be effective as of March 31, 2009, by and between THE ACTIVE NETWORK, INC., a Delaware corporation (“Borrower”), and ESCALATE CAPITAL I, L.P., a Delaware limited partnership (“Escalate”), GOLD HILL VENTURE LENDING 03, LP (“Gold Hill” and, collectively with Escalate, the “Lenders”) and Escalate in its capacity as agent, “Agent.”

RECITALS

Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of March 22, 2007, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007 and that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 1.2(d) of the Agreement are hereby amended and restated in its entirety to read as follows, effective as of the date hereof:

(d) Payments of Principal and, with respect to Gold Hill, the Final Payment.

(i) With respect to Escalate, Borrower shall repay to Escalate according to its Commitment Percentage, the outstanding principal balance of the Advances in full, together with all accrued and unpaid Interest thereon, and all fees, expenses and other amounts outstanding hereunder and under the other Transaction Documents, in twenty-four (24) equal monthly payments of principal plus accrued and unpaid Interest, payable on the last business day of each calendar month, commencing on the First Tranche Amortization Date with respect to the Original Advances, and the Second Tranche Amortization Date with respect to the Additional Advances, and continuing on the same day of each month thereafter through the Original Advances Maturity Date or the Additional Advances Maturity Date, as applicable. With respect to Gold Hill, Borrower shall repay to Gold Hill according to its Commitment Percentage, the outstanding principal balance of the Advances in full, together with all accrued and unpaid Interest thereon, and all fees, expenses and other amounts outstanding hereunder and under the other Transaction Documents, in twenty-four (24) equal monthly payments of principal plus accrued and unpaid Interest (each, a “Gold Hill Amortized Payment”), payable on: (a) for the Original Advances made by Gold Hill, one Gold Hill Amortized Payment on March 31, 2009 and twenty-three (23) Gold Hill Amortized Payments commencing on the First Tranche Amortization Date and continuing on the last business day of each calendar month thereafter through the Original Advances Maturity Date, and (b) for the Additional Advances made by Gold Hill, commencing on the Second Tranche Amortization Date, and continuing on the same day of each month thereafter through the Additional Advances Maturity Date. The “First Tranche Amortization Date” means: (a) March 31, 2009 with respect to any Original Advances made by Escalate, and (b) April 30, 2010 with respect to any Original Advances made by Gold Hill. The “Second Tranche Amortization Date” means: (a) December 31, 2009 with respect to any Additional Advances made by Escalate, and (b) December 31, 2010 with respect to any Additional Advances made by Gold Hill.

(ii) The entire outstanding principal balance of the Loan, all accrued and unpaid Interest thereon, the PIK Interest, and all fees, expenses and other amounts outstanding hereunder and under the other Transaction Documents shall be immediately due and payable on the Original Advances Maturity Date with respect to the Original Advances and the Additional Advances Maturity Date with respect to the Additional Advances. All payments shall be applied first to fees and expenses, then to Interest, then to PIK Interest, then to principal and, with respect to Gold Hill, then to the Original Advance Final Payment and the Additional Advance Final Payment, as applicable. The Advances, once repaid, may not be reborrowed. The “Original Advances Maturity Date” means: (a) March 22, 2011 with respect to any Original Advances made by Escalate, and (b) February 29, 2012 with respect to any Original Advances made by Gold Hill. The “Additional Advances Maturity Date” means: (a) December 18, 2011 with respect to any Additional Advances made by Escalate, and (b) November 30, 2012 with respect to any Additional Advances made by Gold Hill.

(iii) On the Original Advances Maturity Date with respect to each Original Advance made by Gold Hill, Borrower shall pay, in addition to the outstanding principal, accrued and unpaid Interest, PIK Interest, and all other amounts due on such date with respect to such Advance, an amount equal to the Original Advance Final Payment. On the Additional Advances Maturity Date with respect to each Additional Advance made by Gold Hill, Borrower shall pay, in addition to the outstanding principal, accrued and unpaid Interest, PIK Interest, and all other amounts due on such date with respect to such Advance, an amount equal to the Additional Advance Final Payment. If any portion of an Advance made by Gold Hill is prepaid, the corresponding portion of the Original Advance Final Payment and the Additional Advance Final Payment, as applicable, must be prepaid as well. The “Original Advance Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued Interest or PIK Interest) in the amount of One Hundred Thousand Dollars ($100,000) due on the earlier of (a) the Original Advances Maturity Date with respect to Gold Hill or (b) the acceleration of such Advance or (c) the prepayment of such Original Advance. The “Additional Advance Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued Interest or PIK Interest) in the amount of Two Hundred Thousand Dollars ($200,000) due on the earlier of (a) the Additional Advances Maturity Date with respect to Gold Hill or (b) the acceleration of such Additional Advance or (c) the prepayment of such Advance. All promissory notes that Borrower has executed payable to Gold Hill are hereby amended to include the payment of the Original Advance Final Payment and the Additional Advance Final Payment, as applicable, as set forth in this Agreement.

2. Borrower hereby reaffirms its grant of a security interest to Agent, for the ratable benefit of Lenders, in the Collateral to secure the Obligations and Borrower confirms and agrees that the Obligations includes the obligations of Borrower under this Amendment.

3. No course of dealing on the part of Agent, Lenders or their officers, nor any failure or delay in the exercise of any right by Agent or Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent and any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent and Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent and Lenders.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Agreement, as in effect prior to the date hereof.

5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, except to the extent such

Representations and Warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and that no Event of Default has occurred and is continuing.

6. Borrower shall pay to Gold Hill: (a) a fully earned, non-refundable loan fee (the “Amendment Fee”) in the amount of Thirty Seven Thousand Five Hundred Dollars ($37,500) on or before the date of this Amendment and (b) all reasonable expenses of Gold Hill (including reasonable attorneys’ fees and reasonable expenses) for documentation and negotiation of this Amendment and the documentation related hereto not to exceed $5,000, when due. The expenses and fees may be debited from any of Borrower’s accounts in accordance with the terms of the Agreement.

7. Borrower agrees to deliver to Gold Hill the Corporate Resolutions to Borrow in the form attached hereto, duly executed by Borrower on or before May 29, 2009.

8. As a condition to the effectiveness of this Amendment, Gold Hill shall have received, in form and substance satisfactory to Gold Hill and Agent, the following:

(a) this Amendment, duly executed by the parties hereto;

(b) The acknowledgment and reaffirmation of guaranty in the form of Exhibit A to this Amendment duly executed by Thriva, Inc.;

(c) The acknowledgment and reaffirmation of guaranty in the form of Exhibit B to this Amendment duly executed by Automated License Systems, Inc.;

(d) The acknowledgment and reaffirmation of guaranty in the form of Exhibit C to this Amendment duly executed by Active Registration, LLC;

(e) The acknowledgment and reaffirmation of guaranty in the form of Exhibit D to this Amendment duly executed by InfoSpherix Incorporated;

(f) The payment of the Amendment Fee to Gold Hill and the fees specified in Section 6 of this Amendment;

(g) The Consent under Subordination Agreement in the form of Exhibit E duly executed by Square 1 Bank and the other parties thereto;

(h) all reasonable expenses incurred by Agent through the date of this Amendment, which may be debited from any of Borrower’s accounts in accordance with the terms of the Agreement; and

(i) such other documents, and completion of such other matters, as Gold Hill may reasonably deem necessary or appropriate.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:		LENDERS:

THE ACTIVE NETWORK, INC.		ESCALATE CAPITAL I, L.P., a Delaware limited partnership

By:	/s/ Steve Kemper	By:	Escalate Capital Management I,
Name:	Steve Kemper		its general partner
Title:	CFO
/s/ Mike Skelly		By:	EC Management I, L.P.,
Dir. of Finance			a general partner

		By:	Escalate Capital Management Co., LLC,
its general partner

AGENT:
ESCALATE CAPITAL I, L.P.		By:	/s/ Ross Cockrell
a Delaware limited partnership		Name:	Ross Cockrell
		Title:	Member
By:	Escalate Capital Management I, its general partner

By:	EC Management I, L.P., a general partner	GOLD HILL VENTURE LENDING 03, LP

By:	Escalate Capital management Co., LLC,	By:	Gold Hill Venture Lending Partners 03, LLC
	its general partner	Its:	General Partner

By:	/s/ Ross Cockrell	By:	/s/ Rob Helm
Name:	Ross Cockrell	Name:	Rob Helm
Title:	Member	Title:	Managing Director Gold Hill Capital

[Signature Page to Fourth Amendment to Loan and Security Agreement]

Exhibit A

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007 and as further amended by that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Unconditional Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Unconditional Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of April             , 2009

GUARANTOR

THRIVA, INC.

By:
Name:
Title:

Exhibit B

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007 and as further amended by that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of April             , 2009

GUARANTOR

AUTOMATED LICENSE SYSTEMS, INC.

By:
Name:
Title:

Exhibit C

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007 and as further amended by that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of April             , 2009

GUARANTOR

ACTIVE REGISTRATION, LLC

By:
Name:
Title:

Exhibit D

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007 and as further amended by that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of April             , 2009

GUARANTOR

INFOSPHERIX INCORPORATED

By:
Name:
Title:

Exhibit E

CONSENT UNDER SUBORDINATION AGREEMENT

Reference is made to the certain Subordination Agreement dated as of October 30, 2008 (the “Agreement”) among Square 1 Bank (“Senior Lender”), Escalate Capital I, L.P., individually and as agent and Gold Hill Venture Lending 03, LP (“Gold Hill”), and as acknowledged by The Active Networks, Inc. (“Borrower”). Capitalized terms, unless otherwise defined herein, shall have the meanings given such capitalized terms in the Agreement.

Borrower and Gold Hill are amending Borrower’s loans to Gold Hill as follows: (i) an amendment fee of $37,500 is payable to Gold Hill on or about the date hereof and the payment of Subordinated Creditor Costs and Expenses for the amendment, (ii) as to Gold Hill’s $5,000,000 advance to Borrower, Borrower shall make monthly interest only payments through February 28, 2009, followed by one amortized payment on March 31, 2009 followed by monthly interest only payments through March 31, 2010, followed by 23 amortized monthly payments from April 30, 2010 through February 29, 2012, and a final payment of $100,000 due on the maturity date of February 29, 2012, and (iii) Gold Hill’s $10,000,000 advance to Borrower shall have its interest only period extended through November 30, 2010, followed by 24 amortized monthly payments from December 31, 2010 through November 30, 2012, and a final payment of $200,000 due on the maturity date of November 30, 2012. Pursuant to Section 5.d of the Agreement Senior Creditor consents to these payment modifications and confirms that these payments, as modified, shall be permitted payments under, and subject to the provisions of, Section 3 of the Agreement. Except as expressly set forth in the preceding sentence, the Agreement shall remain unmodified and in full force and effect following the date of this Consent. This Consent may be executed in counterparts.

Dated as of April            , 2009

SQUARE 1 BANK	GOLD HILL VENTURE LENDING 03, LP
By: Gold Hill Venture Lending Partners 03, LLC, General Partner
By:
Name:
Title:	By:
Name:
Title:

ESCALATE CAPITAL, I, L.P.,
a Delaware limited partnership
	By:	Escalate Capital Management I,
its general partner
	By:	EC Management I, L.P.,
a general partner
	By:	Escalate Capital Management Co., LLC,
its general partner

By:
Name:
Title:

Acknowledged and agreed by:

THE ACTIVE NETWORK, INC.

By
Name:
Title:

CORPORATE RESOLUTIONS TO BORROW

Borrower: THE ACTIVE NETWORK, INC.

I, the undersigned Secretary of THE ACTIVE NETWORK, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that the Corporation delivered to Gold Hill Venture Lending 03, LP true and complete copies of the Certificate of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof, in connection with the Corporation’s execution of the Amendment (as defined below).

I FURTHER CERTIFY that by unanimous written consent of the Directors of the Corporation, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. Enter into that certain Fourth Amendment to Loan and Security Agreement dated as of April     , 2009 (the “Amendment”) in connection with the advances of $35,000,000 (the “Loan”) from Escalate Capital I, L.P. and Gold Hill Venture Lending 03, LP (each, a “Lender” and collectively, “Lenders”), which amends that certain Loan and Security Agreement dated as of March 22, 2007, as amended from time to time (collectively, the “Agreement”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Lenders, including any changes in the repayment of the portion of the Loan made by Gold Hill and the final payments of $100,000 and $200,000 and the amendment fee of $37,500 to be received by Gold Hill thereunder, all on such terms and conditions, as in their judgment should be made.

Execute Agreement. To execute and deliver the Amendment and each other document or agreement required by the Amendment to Lenders, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions thereof; provided any such renewals, extensions, modifications, refinancings, consolidations, or substitutions do not increase the principal amount of the Loan or increase the interest rate of the Loan, but do allow the final payments of $100,000 and $200,000 and the amendment fee of $37,500 to be received by Gold Hill thereunder.

Grant Security. To reaffirm the grant of a security interest to Agent (as defined in the Agreement) in the Collateral described in the Agreement, which security interest shall secure all of the Corporation’s obligations to Lenders, as described in the Agreement and under the Transaction Documents, as amended by the Amendment.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lenders may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by each Lender. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May _, 2009 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY: